UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

HELIOS & MATHESON NORTH AMERICA INC.

(Exact name of registrant as specified in its charter)

New York

(State or Other Jurisdiction of Incorporation)

0-22945 (Commission File Number)	13-3169913 (I.R.S. Employer Identification No.)

200 Park Avenue South, New York, New York 10003 (Address of Principal Executive Offices) (Zip Code)

(212) 979-8228
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 Entry into a Material Definitive Agreement.

On September 27, 2007, Helios & Matheson North America Inc. (the “Company”) entered into a Restated and Amended Loan and Security Agreement (the “Loan Agreement”) with Keltic Financial Partners, LP (“Keltic”), whereby Keltic is extending to the Company a revolving credit facility in the aggregate principal amount of $1,000,000 secured by the Company’s eligible accounts receivable. This Loan Agreement is effective as of June 27, 2007 and expires on June 27, 2009. The Loan Agreement amends and restates the Restated and Amended Loan and Security Agreement dated as of March 22, 2004 among the Company and International Object Technology, Inc., as borrowers, and Keltic as lenders.

A complete copy of the Loan Agreement is filed as Exhibit 10.1, and is incorporated herein by reference, to this report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT 10.1	Restated and Amended Loan and Security Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS & MATHESON
NORTH AMERICA INC.

By:	/s/ Salvatore Quadrino
Chief Financial Officer

Date: October 2, 2007

Exhibit Index

Exhibit No.	Description
Exhibit 10.1	Restated and Amended Loan and Security Agreement